UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-09397
The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: March 31, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

The Gabelli Utilities Fund

First Quarter Report
March 31, 2010

Morningstar® rated The Gabelli Utilities Fund Class AAA Shares 4 stars overall and
5 stars for the three year period and 4 stars for the five and ten year periods ended
March 31, 2010 among 91, 91, 74, and 53 Specialty-Utilities funds, respectively.	Mario J. Gabelli, CFA
To Our Shareholders,
     For the quarter ended March 31, 2010, the net asset value (“NAV”) per share of The Gabelli Utilities Fund’s (the “Fund”) Class AAA Shares increased 1.78% versus declines in the Standard & Poor’s (“S&P”) 500 Utility Index and the Lipper Utility Fund Average of 3.53% and 1.86%, respectively.
Enclosed is the investment portfolio as of March 31, 2010.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Comparative Results

Average Annual Returns through March 31, 2010 (a) (Unaudited)

											Since
											Inception
	Quarter		1 Year		3 Year		5 Year		10 Year		(8/31/99)
Gabelli Utilities Fund Class AAA	1.78%		33.96%		(1.19)%		5.67%		4.36%		7.08%
S&P 500 Utilities Index	(3.53)		21.01		(5.74)		4.18		3.76		3.25
Lipper Utility Fund Average	(1.86)		28.93		(5.98)		4.57		2.37		3.90
Class A	1.77		34.21		(1.18)		5.67		4.40		7.11
	(4.08	)(b)	(26.49	)(b)	(3.11	)(b)	4.43	(b)	3.78	(b)	6.51 (b)
Class B	1.60		33.01		(1.96)		4.87		3.78		6.51
	(3.40	)(c)	28.01	(c)	(2.95	)(c)	4.53	(c)	3.78		6.51
Class C	1.58		33.01		(1.95)		4.87		3.81		6.54
	0.58	(d)	32.01	(d)	(1.95)		4.87		3.81		6.54
Class I	1.77		34.26		(1.06)		5.75		4.40		7.12
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.47%, 1.47%, 2.22%, 2.22%, and 1.22%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.
(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The values of utility stocks change as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

The Gabelli Utilities Fund
Schedule of Investments — March 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 85.4%
	ENERGY AND UTILITIES — 65.1%
	Energy and Utilities: Alternative Energy — 0.2%
25,000	Ormat Industries Ltd.	$190,759
52,000	Ormat Technologies Inc.	1,463,280

		1,654,039

	Energy and Utilities: Electric Integrated — 35.2%
750,000	Allegheny Energy Inc.	17,250,000
60,000	ALLETE Inc.	2,008,800
68,000	Alliant Energy Corp.	2,261,680
154,000	Ameren Corp.	4,016,320
265,000	American Electric Power Co. Inc.	9,057,700
200,000	Avista Corp.	4,142,000
560,000	Black Hills Corp.	16,996,000
35,000	Cleco Corp.	929,250
60,000	CMS Energy Corp.	927,600
615,000	Constellation Energy Group Inc.	21,592,650
152,000	Dominion Resources Inc.	6,248,720
360,000	DPL Inc.	9,788,400
6,000	DTE Energy Co.	267,600
340,000	Duke Energy Corp.	5,548,800
204,000	Edison International	6,970,680
420,000	El Paso Electric Co.†	8,652,000
3,000	Entergy Corp.	244,050
250,000	Exelon Corp.	10,952,500
56,000	FirstEnergy Corp.	2,189,040
468,000	FPL Group Inc.	22,618,440
760,000	Great Plains Energy Inc.	14,113,200
385,000	Hawaiian Electric Industries Inc.	8,643,250
273,000	Integrys Energy Group Inc.	12,934,740
243,000	MGE Energy Inc.	8,592,480
190,000	NiSource Inc.	3,002,000
450,000	NorthWestern Corp.	12,064,500
290,000	OGE Energy Corp.	11,292,600
240,000	Otter Tail Corp.	5,270,400
110,000	Pepco Holdings Inc.	1,886,500
40,000	PG&E Corp.	1,696,800
174,000	Pinnacle West Capital Corp.	6,565,020
1,020,000	PNM Resources Inc.	12,780,600
46,000	PPL Corp.	1,274,660
214,000	Progress Energy Inc.	8,423,040
120,000	Public Service Enterprise Group Inc.	3,542,400
225,000	SCANA Corp.	8,457,750
135,000	TECO Energy Inc.	2,145,150
230,000	The Empire District Electric Co.	4,144,600
275,000	The Southern Co.	9,119,000
139,400	UniSource Energy Corp.	4,382,736
62,500	Unitil Corp.	1,453,125
320,000	Vectren Corp.	7,910,400
725,000	Westar Energy Inc.	16,167,500
230,000	Wisconsin Energy Corp.	11,364,300
200,000	Xcel Energy Inc.	4,240,000

		334,128,981

	Energy and Utilities:
	Electric Transmission and Distribution — 5.7%
136,000	Central Vermont Public Service Corp.	2,743,120
282,000	CH Energy Group Inc.	11,516,880
248,000	Consolidated Edison Inc.	11,045,920
81,000	Maine & Maritimes Corp.	3,555,900
518,000	Northeast Utilities	14,317,520
300,000	NSTAR	10,626,000
16,666	UIL Holdings Corp.	458,315

		54,263,655

	Energy and Utilities: Global Utilities — 4.5%
4,000	Areva SA	2,075,421
24,000	Chubu Electric Power Co Inc.	599,936
10,000	E.ON AG	369,202
4,000	EDP — Energias de Portugal SA, ADR	158,400
195,000	Electric Power Development Co. Ltd.	6,424,216
304	Electricite de France	16,588
50,000	Emera Inc.	1,207,601
28,000	Enagas	613,604
220,000	Endesa SA	6,287,582
200,000	Enel SpA	1,118,345
58,800	GDF Suez, Strips	79
150,000	Hera SpA	352,724
35,000	Hokkaido Electric Power Co. Inc.	671,623
24,400	Hokuriku Electric Power Co.	536,596
115,000	Huaneng Power International Inc., ADR	2,672,600
55,000	Iberdrola SA, ADR	1,861,750
47,028	Iberdrola SA, London	391,910
17,000	Iberdrola SA, Madrid	144,081
2,000	International Power plc	9,679
250,000	Korea Electric Power Corp., ADR†	4,060,000
52,000	Kyushu Electric Power Co. Inc.	1,131,886
11,000	National Grid plc, ADR	536,250
2,400	Niko Resources Ltd.	255,986
59,000	Red Electrica Corporacion SA	3,166,435
24,000	Shikoku Electric Power Co. Inc.	680,030
2,000	Snam Rete Gas SpA	10,137
24,000	The Chugoku Electric Power Co. Inc.	476,971
140,000	The Kansai Electric Power Co. Inc.	3,207,616
38,000	The Tokyo Electric Power Co. Inc.	1,012,900
147,000	Tohoku Electric Power Co. Inc.	3,106,985

		43,157,133

	Energy and Utilities: Merchant Energy — 1.3%
44,000	Mirant Corp.†	477,840
40,000	Mirant Corp. - Old, Escrow† (a)	0
15,000	Mirant Corp., Escrow† (a)	0
230,000	NRG Energy Inc.†	4,807,000
620,000	The AES Corp.†	6,820,000

		12,104,840

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — March 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Integrated — 8.8%
1,000,000	El Paso Corp	$10,840,000
21,000	Energen Corp.	977,130
614,000	National Fuel Gas Co.	31,037,700
240,000	ONEOK Inc.	10,956,000
8,000	Petroleo Brasileiro SA, ADR	355,920
720,000	Southern Union Co.	18,266,400
480,000	Spectra Energy Corp.	10,814,400

		83,247,550

	Energy and Utilities: Natural Gas Utilities — 4.7%
82,000	Atmos Energy Corp.	2,342,740
49,000	Chesapeake Utilities Corp.	1,460,200
300,000	CNX Gas Corp.†	11,415,000
161,090	Corning Natural Gas Corp.	3,471,490
26,000	Delta Natural Gas Co. Inc.	771,680
27,000	Nicor Inc.	1,131,840
65,000	Piedmont Natural Gas Co. Inc.	1,792,700
3,000	RGC Resources Inc.	95,370
70,000	South Jersey Industries Inc.	2,939,300
505,000	Southwest Gas Corp.	15,109,600
130,000	The Laclede Group Inc.	4,383,600
1,000	WGL Holdings Inc.	34,650

		44,948,170

	Energy and Utilities: Natural Resources — 0.5%
14,000	Alliance Holdings GP LP	451,640
20,000	Anadarko Petroleum Corp.	1,456,600
15,000	Atlas Energy Inc.†	466,800
18,000	Compania de Minas Buenaventura SA, ADR	557,460
6,000	Occidental Petroleum Corp.	507,240
34,000	Peabody Energy Corp.	1,553,800
15,000	Uranium One Inc.†	39,580
10,000	Uranium Resources Inc.†	7,100

		5,040,220

	Energy and Utilities: Services — 1.8%
250,000	ABB Ltd., ADR	5,460,000
180,000	Halliburton Co.	5,423,400
6,000	Pike Electric Corp.†	55,920
50,000	Rowan Companies Inc.†	1,455,500
16,000	Tenaris SA, ADR	687,040
285,000	Weatherford International Ltd.†	4,520,100

		17,601,960

	Energy and Utilities: Water — 1.2%
3,000	American States Water Co.	104,100
100,000	American Water Works Co. Inc.	2,176,000
110,000	Aqua America Inc.	1,932,700
2,000	California Water Service Group	75,220
3,000	Consolidated Water Co. Ltd.	40,740
13,000	Middlesex Water Co.	221,650
122,800	Pennichuck Corp.	2,887,028
125,000	SJW Corp.	3,177,500
3,000	Southwest Water Co.	31,320
30,000	The York Water Co.	412,500
7,727	United Utilities Group plc, ADR	130,741

		11,189,499

	Diversified Industrial — 0.9%
14,000	Bouygues SA	703,801
410,000	General Electric Co.	7,462,000
20,000	Mueller Water Products Inc., CI. A	95,600

		8,261,401

	Environmental Services — 0.0%
8,250	Veolia Environnement	286,150

	Exchange Traded Funds — 0.3%
30,000	Utilities HOLDRS Trust	2,829,600

	TOTAL ENERGY AND UTILITIES	618,713,198

	COMMUNICATIONS — 16.8%
	Cable and Satellite — 3.6%
340,000	Cablevision Systems Corp., CI. A	8,207,600
24,000	Cogeco Cable Inc.	975,454
57,000	Cogeco Inc.	1,888,495
150,001	DIRECTV, CI. A†	5,071,534
170,000	DISH Network Corp., CI. A	3,539,400
170,000	EchoStar Corp., CI. A†	3,447,600
140,000	Liberty Global Inc., CI. A†	4,082,400
12,000	Mediacom Communications Corp., CI. A†	71,400
40,000	Rogers Communications Inc., CI. B	1,365,200
12,000	Shaw Communications Inc., CI. B	238,440
75,000	Time Warner Cable Inc.	3,998,250
64,000	Tokyo Broadcasting System Holdings Inc.	969,344
15,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	76,906

		33,932,023

	Telecommunications — 8.9%
1,800	AboveNet Inc.†	91,314
360,000	AT&T Inc.	9,302,400
4,000	Atlantic Tele-Network Inc.	179,720
310,000	BCE Inc.	9,098,500
65,000	Belgacom SA	2,538,966
40,000	CenturyTel Inc.	1,418,400
See accompanying notes to schedule of investments.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — March 31, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
896,500	Cincinnati Bell Inc.†	$3,057,065
580,000	Deutsche Telekom AG, ADR	7,830,000
200	Hutchison Telecommunications International Ltd.†	55
1,000	Mobistar SA	61,543
150,000	Nippon Telegraph & Telephone Corp.	6,321,532
312,700	Orascom Telecom Holding SAE, GDR	1,601,024
34,000	Philippine Long Distance Telephone Co., ADR	1,811,520
335,000	Portugal Telecom SGPS SA	3,745,550
270,000	Portugal Telecom SGPS SA, ADR	2,999,700
2,000	PT Indosat Tbk	1,209
800,000	Qwest Communications International Inc.	4,176,000
1,430,000	Sprint Nextel Corp.†	5,434,000
65,000	Swisscom AG, ADR	2,365,350
600	Tele2 AB, Cl. B	10,013
25,000	Telecom Italia SpA, ADR	358,500
20,500	Telefonica SA, ADR	1,457,550
212,000	Telekom Austria AG	2,963,613
80,000	Telephone & Data Systems Inc.	2,708,000
13,000	Telephone & Data Systems Inc., Special	387,920
44,000	tw telecom inc.†	798,600
450,000	Verizon Communications Inc.	13,959,000

		84,677,044

	Wireless Communications — 4.3%
16,000	America Movil SAB de CV, CI. L, ADR	805,440
44,000	China Mobile Ltd., ADR	2,117,280
27,000	China Unicom Hong Kong Ltd., ADR	301,050
15,000	Clearwire Corp., Cl. A†	107,250
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	35
124,000	Millicom International Cellular SA	11,054,600
2,600	Mobile TeleSystems OJSC, ADR	144,300
180	MobileOne Ltd.	268
4,400	NTT DoCoMo Inc.	6,701,893
165,000	Price Communications Corp., Escrow† (a)	0
35,000	SK Telecom Co. Ltd., ADR	604,100
200	SmarTone Telecommunications Holdings Ltd.	207
10,000	Tim Participacoes SA, ADR	277,600
105,000	Turkcell Iletisim Hizmetleri A/S, ADR	1,581,300
120,000	United States Cellular Corp.†	4,965,600
290,000	Vimpel-Communications, ADR	5,338,900
135,000	Vivo Participacoes SA, ADR	3,659,850
125,000	Vodafone Group plc, ADR	2,911,250

		40,570,923

	TOTAL COMMUNICATIONS	159,179,990

	OTHER — 3.5%
	Aviation: Parts and Services — 1.6%
1,700,000	Rolls-Royce Group plc†	15,362,381

	Building and Construction — 0.1%
10,000	Acciona SA	1,109,025

	Business Services — 0.3%
235,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,493,350

	Electronics — 0.2%
358,000	LSI Corp.†	2,190,960

	Entertainment — 0.5%
180,000	Vivendi	4,817,391

	Financial Services — 0.1%
19,000	Kinnevik Investment AB, Cl. A	371,022
12,000	Kinnevik Investment AB, Cl. B	221,034

		592,056

	Health Care — 0.0%
12,000	TSUMURA & Co.	348,486

	Transportation — 0.7%
220,000	GATX Corp.	6,303,000

	TOTAL OTHER	33,216,649

	TOTAL COMMON STOCKS	811,109,837

	CONVERTIBLE PREFERRED STOCKS — 0.2%
	ENERGY AND UTILITIES — 0.1%
	Energy and Utilities: Natural Gas Integrated — 0.1%
800	El Paso Corp., 4.990% Cv. Pfd. (b)	768,568

	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	702,900

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,471,468

	RIGHTS — 0.0%
	COMMUNICATIONS — 0.0%
15,000	Clearwire Corp., expire 06/21/10†	2,775

	WARRANTS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities: Merchant Energy — 0.0%
38,363	Mirant Corp., Ser. B, expire 01/03/11†	4,603

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
86,000	Bharti Airtel Ltd., expire 09/19/13† (b)	598,415

	TOTAL WARRANTS	603,018

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — March 31, 2010 (Unaudited)

Principal		Market
Amount		Value
	U.S. GOVERNMENT OBLIGATIONS — 14.4%
	U.S. Treasury Bills — 6.8%
$64,572,000	U.S. Treasury Bills, 0.041% to 0.244%††, 04/08/10 to 09/23/10	$64,558,557

	U.S. Treasury Cash Management Bills — 7.1%
67,790,000	U.S. Treasury Cash Management Bills, 0.101% to 0.167%††, 06/10/10 to 07/15/10	67,769,747

	U.S. Treasury Notes — 0.5%
4,240,000	U.S. Treasury Note, 4.125%, 08/15/10	4,303,435

	TOTAL U.S. GOVERNMENT OBLIGATIONS	136,631,739

	TOTAL INVESTMENTS — 100.0%
	(Cost $911,109,745)	$949,818,837

	Aggregate book cost	$911,109,745

	Gross unrealized appreciation	$77,305,173
	Gross unrealized depreciation	(38,596,081)

	Net unrealized appreciation/depreciation	$38,709,092

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2010, the market value of fair valued securities amounted to $0 or 0.00% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the market value of Rule 144A securities amounted to $1,366,983 or 0.14% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
See accompanying notes to financial statements.

The Gabelli Utilities Fund
Notes to Schedule of Investments (Unaudited)
1. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the United States of America over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Utilities Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 3/31/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$12,104,840	—	$0	$12,104,840
Other Industries (a)	606,608,358	—	—	606,608,358
COMMUNICATIONS
Wireless Communications	40,570,923	—	0	40,570,923
Other Industries (a)	118,609,067	—	—	118,609,067
OTHER (a)	33,216,649	—	—	33,216,649

Total Common Stocks	811,109,837	—	0	811,109,837

Convertible Preferred Stocks (a)	1,471,468	—	—	1,471,468
Rights (a)	2,775	—	—	2,775
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	4,603	—	—	4,603
COMMUNICATIONS
Telecommunications	—	$598,415	—	598,415

Total Warrants	4,603	598,415	—	603,018

U.S. Government Obligations	—	136,631,739	—	136,631,739

TOTAL INVESTMENTS IN SECURITIES	$812,588,683	$137,230,154	$0	$949,818,837

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$(2,307)	$—	$(2,307)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
2. Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks.

The Gabelli Utilities Fund
Notes to Schedule of Investments (Continued) (Unaudited)
Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at March 31, 2010 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$108,723 (22,000 Shares)	International Power plc	International Power plc	6/25/10	$(2,307)
The Fund’s volume of activity in equity contract for difference swap agreements during the quarter ended March 31, 2010 had an average monthly notional amount of approximately $111,075.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the quarter ended March 31, 2010, the Fund had no investments in forward foreign exchange contracts.

The Gabelli Utilities Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The following table summarizes the net unrealized depreciation of derivatives held at March 31, 2010 by primary risk exposure:

Net Unrealized
Liability Derivatives:	Depreciation
Equity Contract	$(2,307)
3. Tax Information. At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $5,738,593, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

The Gabelli Utilities Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Trustees

Mario J. Gabelli, CFA	Mary E. Hauck
Chairman and Chief	Former Senior Portfolio Manager
Executive Officer	Gabelli-O’Connor Fixed Income
GAMCO Investors, Inc.	Mutual Fund Management Co.

Anthony J. Colavita	Kuni Nakamura
President	President
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Werner J. Roeder, MD
Former Senior Vice President	Medical Director
and Chief Financial Officer	Lawrence Hospital
KeySpan Corp.
Officers

Bruce N. Alpert	Peter D. Goldstein
President	Chief Compliance Officer

Agnes Mullady
Secretary and Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q110SR
The
Gabelli
Utilities
Fund
Morningstar® rated The Gabelli Utilities Fund Class
AAA Shares 4 stars overall and 5 stars for the three
year period and 4 stars for the five and ten year
periods ended March 31, 2010 among 91, 91, 74, and
53 Specialty-Utilities funds, respectively.
FIRST QUARTER REPORT
MARCH 31, 2010

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	6/1/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	6/1/10

By (Signature and Title)*	/s/ Joseph H. Egan

Joseph H. Egan, Principal Financial Officer

Date	6/1/10

*	Print the name and title of each signing officer under his or her signature.